FIFTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
NEW ENGLAND BUSINESS SERVICE, INC.




     FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of January 21, 2000 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the
Subsidiaries of the Borrower listed on the signature pages
hereto (the "Guarantors"), BANKBOSTON, N.A., a national
banking association ("BKB"), and the other lending
institutions listed on Schedule 1 to the Credit Agreement
referred to below (together with BKB, the "Banks"),
BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent"), and FLEET NATIONAL BANK, as documentation agent for itself and such other lending
institutions (the "Documentation Agent").
     WHEREAS, the Borrower wishes to acquire certain equity
interests in Advantage Business Holdings, Inc., a Delaware
corporation ("Advantage");
     WHEREAS, the Borrower, the Banks, the Agent and the
Documentation Agent are parties to an Amended and Restated
Revolving Credit Agreement dated as of December 18, 1997 (as amended and in effect from time to time, the "Credit
Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to
the conditions set forth therein;
     WHEREAS, the Borrower has requested that the Agent and
the Banks amend the Credit Agreement so as to permit, to the extent required, the acquisition of such interests in
Advantage and to make certain other revisions;
     WHEREAS, subject to the terms and conditions set forth
herein, the Borrower, the Banks, the Agent and the
Documentation Agent have agreed to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the foregoing, and
for other good and valuable consideration, the receipt and
sufficiency of which are hereby acknowledged, the parties
agree to amend the Credit Agreement as follows:
     1.    Amendments to Definitions.  Section 1.1 of the
Credit Agreement is hereby amended by inserting, in the places required by alphabetical order, the following new definitions:
"Advantage.  Advantage Business Holdings, Inc., a
Delaware corporation."
"Advantage Acquisition.  The acquisition by the
Borrower of (1) approximately 1,069,772 shares (constituting approximately ten percent (10%) of the total shares) of the common stock of Advantage and (2) warrants exercisable, upon the terms and conditions contained therein, for the purchase of up to approximately 1,069,772 additional shares (subject
to applicable anti-dilution adjustments) of Advantage's
common stock, provided that in connection with the
acquisition of such stock and such warrants, each of the
following conditions is met:
(a)  immediately prior to and after, and after giving
effect to, the acquisition of such stock and warrants, no
Default or Event of Default shall then exist;
(b)  the aggregate consideration paid or to be paid by
the Borrower or any of its Subsidiaries in connection with
the acquisition of such stock and such warrants shall not
exceed $12,200,000;
(c)  the acquisition of such stock and such warrants
shall have been approved by the board of directors and, if
and to the extent required, shareholders of Advantage;
(d)  the closing of the acquisition of such stock and
such warrants shall occur on or before June 30, 2000."
"Fifth Amendment Effective Date.  The "Effective Date",
as defined in the Fifth Amendment To Amended and Restated
Revolving Credit Agreement dated as of January 21, 2000
among the Borrower, the Subsidiaries of the Borrower listed
on the signature pages thereto, the Agent, the Documentation
Agent and the Banks."
2.    Amendment of Section 5.1.2 of the Credit
Agreement.Section 5.1.2 of the Credit Agreement is hereby amended by deleting from subsection (iv) thereof the word "thereof".
3.    Renumbering of Sections 6.15 and 6.16 of the Credit
Agreement. The Credit Agreement is hereby amended by (i) continuing the numbering of section 6.15 (entitled "McBee Acquisition" and including section 6.15.1 (entitled "McBee Guaranty, etc.") and section
6.15.2 (entitled "Closing Balance Sheet")) set forth in the First Amendment to Amended and Restated Revolving Credit Agreement dated as of May 29, 1998 among the Borrower, the Agent, the Documentation Agent, the Banks and the Subsidiaries of the Borrower listed on the signature pages thereto; and (2) renumbering section 6.15 (entitled "Further Assurances") set forth in the Second Amendment to Amended and Restated Revolving Credit Agreement dated as of January 8, 1999 among the Borrower, the Agent, the Documentation Agent, the Banks and the Subsidiaries of the Borrower noted on the signature pages thereto, to "section 6.16".
4.    Amendment of Section 7.3 of the Credit Agreement.
Section 7.3 of the Credit Agreement is hereby amended by:
    (a)    deleting the word "and" at the end of subsection
(r) thereof.
    (b)    inserting, immediately following subsection (r)
thereof and immediately before existing subsection (s) thereof, new subsection (s) with the following text:
        "(s) Investments by the Borrower in Advantage
consisting of (i) in connection with the Advantage Acquisition, up to an aggregate amount of $12,200,000 for the purchase of approximately 1,069,772 shares (constituting approximately ten percent (10%) of the total shares) of the common stock of
Advantage and warrants exercisable, upon the terms and conditions set forth therein, for up to approximately 1,069,772 additional shares (subject to applicable anti-dilution adjustments) of the common stock of Advantage and (ii) in addition to amounts
permitted by subsection (s)(i) of this section 7.3 and provided that no Default or Event of Default has occurred and is
continuing or would occur as a result thereof, up to an aggregate of $12,200,000 upon the exercise of the warrants described in subsection (s)(i) of this section 7.3 in exchange for the additional shares of the common stock of Advantage described above; and".
    (c)    deleting existing subsection (s) at the end
thereof and substituting in lieu thereof the following new
subsection (t):
        "(t) Investments not otherwise expressly permitted
under subsections (a)-(s) of this section 7.3, in an aggregate amount not to exceed $5,000,000."
5.    Amendment to Section 7.5 of the Credit Agreement.
Section 7.5 of the Credit Agreement is hereby amended by:
    (a)    deleting the word "or" between subsections (b)
and (c) of section 7.5.1.
    (b)    inserting in section 7.5.1, immediately before
the period (".") at the end thereof, the following text:
        ", (d) the Advantage Acquisition or (e) so long as
no Default or Event of Default has occurred and is continuing or would occur as a result thereof, the acquisition by the Borrower of up to ten percent (10%) of the common stock of Advantage upon the exercise by the Borrower of the warrants issued by Advantage as part of the Advantage Acquisition, with the aggregate purchase price of such common stock upon the exercise of such warrants not to exceed $12,200,000".
    (c)    deleting the word "and" immediately before clause
(h) of section 7.5.2 thereof.
    (d)    inserting, immediately before the period (".") at
the end of section 7.5.2 thereof, the following new text:
        ", and (i) the disposition for fair market value of
up to twenty percent (20%) of the common stock of Advantage."
6.    Amendment of Section 7.11 of the Credit Agreement.
Section 7.11 of the Credit Agreement is hereby amended by:
    (a)    inserting, immediately before the comma (",") at
the end of subsection (a) thereof, the text "; provided, however, that such Subsidiary may not, without the prior written consent of the Agent and the Majority Banks, conduct business or
operations materially different from those conducted by the
Borrower or any other Subsidiary on the Closing Date or, as the case may be, any date on which any such other Subsidiary is
acquired in compliance with the terms of section 7.5.1 hereof or created (with the consent of the Agent and the Majority Banks if its business or operations are to be materially different) in compliance with the terms of this section 7.11".
    (b)    deleting the words "proper corporate
authorization" from subsection (c)(ii) of the first sentence thereof and substituting in lieu thereof the following text:
"proper corporate or other authorization".
    (c)    adding the following new sentence immediately after
the first sentence thereof:
        "Upon the delivery to the Agent of the items
required by subsections (c)(i) and (ii) of the immediately
preceding sentence, Schedule 5.19 to the Credit Agreement shall be, and shall be deemed to be, automatically amended to include such new Subsidiary."
7.    Amendment of Section 7.12 of the Credit Agreement.
Section 7.12 of the Credit Agreement is hereby amended by:
    (a)    deleting from section 7.12.1 the text "conducted
by it on the Closing Date or on the date any such Subsidiary is acquired in compliance with the terms of section 7.5.1" and substituting in lieu thereof the following text:
        "conducted by it on the Closing Date or, as the case
may be, any date on which any such Subsidiary is acquired in compliance with the terms of section 7.5.1 or created (with the consent of the Agent and the Majority Banks if its business or operations are materially different) in compliance with the terms of section 7.11."
    (b)    deleting the word "not" from the first sentence
of section 7.12.2.

    8.    Replacement of Schedule 5.19 to the Credit Agreement.
Schedule 5.19 to the Credit Agreement is hereby deleted in its entirety, and Schedule 5.19 attached hereto is hereby substituted in lieu thereof.

    9. Consent Pursuant to Section 7.12.1 of the Credit Agreement. The Borrower has informed the Agent and the Banks that it wishes to enter into the Advantage Acquisition (as defined in the Credit Agreement, as amended by this Amendment), pursuant to which it will, through its acquisition of a minority interest in Advantage, become engaged in the marketing of payroll services.
Section 7.12.1 of the Credit Agreement prohibits the Borrower and its Subsidiaries from engaging in such operations without the prior written consent of the Agent and the Majority Banks, and accordingly, the Borrower has requested such consent from the Agent and the Majority Banks. Subject to the terms and conditions of this Amendment, each of the Agent and the Majority Banks hereby consents to the Borrower engaging in the business of marketing payroll services.

    10. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in section 11 below are met, as follows:
    (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

    (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

    (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

    (d) The representations and warranties contained in
section 5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof and will be correct as of the date of the consummation of the Advantage Acquisition. (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

    (f) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in section 11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.
11. Effectiveness. This Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:
(a) This Amendment shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect;
(b) The closing of the Advantage Acquisition shall have occurred in compliance with the requirements contained in the definition of Advantage Acquisition contained in the Credit Agreement, as amended by this Amendment;
(c) The Borrower shall have delivered to the Agent a true and correct copy of the stock purchase agreement and related documents pursuant to which the Advantage Acquisition is consummated, in each case duly certified by the Secretary or Assistant Secretary of the Borrower as being true, correct and complete and in full force and effect;
(d) The Borrower shall have delivered to the Agent a certificate, duly certified by an officer of the Borrower, to the effect that each of the representations and warranties made by the Borrower and, to the best of the Borrower's knowledge, Advantage, contained in the stock purchase agreement and other documents executed and delivered in connection with the Advantage acquisition were true and correct in all material respects on the date of such closing, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the date of such closing, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by such stock purchase agreement and related documents;
(e) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

12.    Miscellaneous Provisions.

    (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

    (b) Without limiting the expense reimbursement requirements set forth in section 14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

    (c)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
(WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS
A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

    (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


[Signature Pages Follow]


IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

New England Business Service, Inc.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


BANKBOSTON, N.A.,
individually and as Agent

By:  /s/ Harvey H. Thayer, Jr.
Name: Harvey H. Thayer, Jr.
Title:   Managing Director


FLEET NATIONAL BANK,
individually and as Documentation Agent

By:  /s/ Roger C. Boucher
Name: Roger C. Boucher
Title:   Senior Vice President


FIRST UNION NATIONAL BANK,
N.A.,
successor to CoreStates Bank, N.A.

By:  /s/ Mark B. Felker
Name: Mark B. Felker
Title:   Senior Vice President


KEY BANK N.A.

By:  /s/ Noel B. Grayson
Name: Noel B. Grayson
Title:   Senior Vice President


USTRUST

By:  _______________________
Name:
Title:


SUNTRUST BANK

By:  /s/ W. David Windom
Name: W. David Windom
Title:   Vice President


SUNTRUST BANK

By:  ________________
Name:
Title:


THE BANK OF NOVA SCOTIA

By:  /s/ Stephen F. Foley
Name: S.F. Foley
Title:   Authorized Signatory


WACHOVIA BANK, N.A.

By:  /s/ Jeffrey S. Nurkiewicz
Name: Jeffrey S. Nurkiewicz
Title:   Vice President


KBC Bank N.V., formerly known as
Kredietbank N.V.

By:  ________________________
Name:
Title:


KBC Bank N.V., formerly known as
Kredietbank N.V.

By:  ________________________
Name:
Title:


SUMMIT BANK

By:  /s/ Gary W. Tyrrell
Name: Gary W. Tyrrell
Title:   Vice President & Director



Signature page to the Fifth Amendment

The undersigned hereby acknowledges the foregoing Fifth
Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit
Agreement, as so amended, and the other Loan Documents.


RAPIDFORMS, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


MCBEE SYSTEMS, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


RUSSELL & MILLER, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


NEBS INTERACTIVE, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


CHISWICK, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer



R & M TRUST

By: Daniel M. Junius, as Trustee
under Declaration of Trust of
R&M Trust dated July 20,
1998 and filed with the
Secretary of the
Commonwealth of Massachusetts
on July 27, 1998, and not
individually

By:  /s/ Daniel M. Junius
Daniel M. Junius, as Trustee under
said Declaration of Trust and not
individually


CHISWICK TRUST

By: Daniel M. Junius, as Trustee
under Declaration of Trust of
Chiswick Trust dated
September 15, 1999 and filed
with the Secretary of the
Commonwealth of Massachusetts
on September 17, 1999, and
not individually

By:  /s/ Daniel M. Junius
Daniel M. Junius, as Trustee under
said Declaration of Trust and not
individually






March 10, 2000


New England Business Service, Inc.
500 Main Street
Groton, Massachusetts 01471

Re:  Fifth Amendment To Amended and Restated Revolving
Credit Agreement

Ladies and Gentlemen:

     Reference is hereby made to the Fifth Amendment To
Amended and Restated Revolving Credit Agreement dated as of January 21, 2000 (the "Fifth Amendment") among New
England Business Service, Inc. (the "Borrower"), the
Subsidiaries of the Borrower listed on the signature pages thereto (the "Guarantors"), Fleet National Bank, as successor to BankBoston, N.A. ("Fleet") and the other lending institutions listed on the signature pages thereto (collectively, the "Banks"), Fleet, as agent (the
"Agent"), and Fleet, as documentation agent (the
"Documentation Agent"), amending the Amended and Restated
Revolving Credit Agreement dated as of December 18, 1997
(as amended and in effect, the "Credit Agreement").
Capitalized terms used herein without other definition shall have the meanings assigned to them in the Credit
Agreement.

     The Credit Agreement, as amended by the Fifth
Amendment, provides for the acquisition by the Borrower of certain shares of the common stock of Advantage
Business Holdings, Inc. ("Advantage") as well as certain warrants exercisable for the purchase of additional shares of the common stock of Advantage. The Fifth
Amendment contemplates that the aggregate consideration for the purchase of such stock and warrants (the
"Purchase Price") shall not exceed $12,200,000 and that the aggregate consideration to be paid upon the exercise of such warrants (the "Exercise Price") shall not exceed an additional $12,200,000. The Borrower has informed the Agent and the Banks that the actual Purchase Price will be $12,869,357 and that the actual Exercise Price will be $13,554,011. The Borrower has requested that the Agent and the Majority Banks agree to amend the Fifth Amendment to reflect such increases.

     Subject to the terms and conditions set forth herein and to the signatures of the Borrower, the Guarantors, the Agent and the Majority Banks set forth below, each of the Borrower, the Guarantors, the Agent and the Majority
Banks hereby agrees to the amendment of:

    a.    the definition of "Advantage" contained in
section 1 of the Fifth Amendment (and section 1.1 of the Credit Agreement) so as to replace the text "Advantage
Business Holdings, Inc." with the text "Advantage
Business Services Holdings, Inc." (with such replacement being deemed also to apply to all references to "Advantage" or "Advantage Business Holdings, Inc."
contained in this letter);

    b. the definition of "Advantage Acquisition" contained in section 1 of the Fifth Amendment (and section 1.1 of the Credit Agreement) so as to substitute the dollar amount "$12,900,000" for the dollar amount
"$12,200,000" contained in subsection (b) thereof;

    c. Section 4(b) of the Fifth Amendment (inserting a new subsection 7.3(s) into the Credit Agreement) so as to (i) substitute the dollar amount "$12,900,000" for the dollar amount "$12,200,000" contained in subsection (i) thereof; and (ii) substitute the dollar amount
"$13,600,000" for the dollar amount "$12,200,000"
contained in subsection (ii) thereof; and

    d. Section 5(b) of the Fifth Amendment (inserting a new subsection 7.5(d) into the Credit Agreement) so as to substitute the dollar amount "$13,600,000" for the dollar amount "$12,200,000".

    The agreements herein made shall not extend to or affect any obligations not expressly amended herein and shall not impair any right of the Agent or the Banks consequent thereon. No agreement herein made shall extend beyond the term expressly set forth herein for such agreement, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent or the Banks with respect to, any similar agreements that may be requested for any future period.

    Except as specifically amended hereby, each of the terms and conditions of the Credit Agreement and the other Loan Documents is hereby ratified and confirmed and shall remain in full force and effect. Except for the specific agreements contained herein, nothing contained herein shall in any way prejudice, impair or affect any rights or remedies of the Banks or the Agent under the Credit Agreement and the other Loan Documents.

    THIS LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF
THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO
CONFLICTS OF LAW).


    Kindly indicate your understanding of and agreement with the terms and conditions set forth in this letter agreement by signing this letter below and returning a copy thereof to the Agent at 100 Federal Street, Boston, MA 02110, Attn: Harvey H. Thayer, Jr.


FLEET NATIONAL BANK,
as successor to BankBoston, N.A.,
individually, as Agent and as
Documentation Agent

By:  /s/ Harvey H. Thayer, Jr.
Name: Harvey H. Thayer, Jr.
Title:   Managing Director


FIRST UNION NATIONAL BANK,
N.A.,
as successor to CoreStates Bank, N.A.

By:  /s/ Mark B. Felker
Name: Mark B. Felker
Title:   Senior Vice President


KEY BANK N.A.

By:  /s/ Eric S. Christensen
Name: Eric S. Christensen
Title:   Vice President


US TRUST

By:  _____________________
Name:
Title:


SUNTRUST BANK

By:  /s/ Karen C. Copeland
Name: Karen C. Copeland
Title:   Vice President


THE BANK OF NOVA SCOTIA

By:  /s/ [illegible]
Name: [illegible]
Title:   Authorized Signatory


WACHOVIA BANK, N.A.

By:  /s/ Sharon L. Prince
Name: Sharon L. Prince
Title:   Vice President


KBC BANK N.V., formerly known as
Kredietbank N.V.

By:  _________________________
Name:
Title:


KBC BANK N.V., formerly known as
Kredietbank N.V.

By:  __________________
Name:
Title:


SUMMIT BANK

By:  ____________________
Name:
Title:


ACCEPTED AND AGREED:

NEW ENGLAND BUSINESS SERVICE, INC.

By:  /s/ Daniel M. Junius
Name:  Daniel M. Junius
Title:   Treasurer


RAPIDFORMS, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


MCBEE SYSTEMS, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


RUSSELL & MILLER, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


NEBS INTERACTIVE, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


CHISWICK, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer


R & M TRUST

By:  Daniel M. Junius, as Trustee
under Declaration of Trust of
R&M Trust dated July 20,
1998 and filed with the Secretary
of the Commonwealth of Massachusetts
on July 27, 1998, and not individually

By:  /s/ Daniel M. Junius
Daniel M. Junius, as Trustee under
said Declaration of Trust and not
individually



CHISWICK TRUST

By:  Daniel M. Junius, as Trustee
under Declaration of Trust of
Chiswick Trust dated
September 15, 1999 and filed
with the Secretary of the
Commonwealth of Massachusetts
on September 17, 1999, and
not individually


By:  /s/ Daniel M. Junius
Daniel M. Junius, as Trustee under
said Declaration of Trust and not
individually


RAPIDPACK.COM, INC.

By:  /s/ Daniel M. Junius
Name: Daniel M. Junius
Title:   Treasurer